Jones Lang LaSalle®

Real value in a changing world

Investor Presentation March 2013 ..48,000 employees….200 offices….70 countries….1 global platform.. Exhibit 99.1

Table of Contents I. Company Description II. Global Growth Strategy III. Financial Overview IV. Appendix 2

Company Description

Global real estate services Premier global investment manager
•
LaSalle Investment Management provides outstanding
performance and service for clients with global real estate
investment portfolios
Shareholder opportunity
Jones Lang LaSalle
Shareholder value
2012 Fee Revenue =
$3.6 billion
Value-creating real estate services and investment management firm
•
Investment expertise including core, value-
add, opportunistic and private investing
across major property types
•
More than 300 institutional clients worldwide
•
Leading global markets positions
•
Consolidator in a consolidating industry
•
Productivity and margin expansion
•
Strategic, fully integrated services for real estate
owners, occupiers and investors
•
Productivity and cost solutions for corporate clients
seeking to optimize space and location
•
Industry leader recognized for deep market
knowledge and execution expertise
•
Strong cash-generating business model
•
Revenue growth
•
Investment-grade balance sheet
•
Effective tax and interest expense management
4
Advisory &
10%
Leasing
35%
Capital
Markets
14%
Project &
Development
Services
10%
Property &
Facility Mgmt.
23%
LaSalle Inv.
Mgmt.
7%
Other

Jones Lang Wootton founded in London
1783 1968 1997 1999
LaSalle Partners founded, operating primarily in the Americas
LaSalle Partners initial public offering
LaSalle Partners and Jones Lang Wootton merge to create Jones Lang LaSalle
Integrated global platform (NYSE ticker
“JLL”)
Transformational M&A Extends Market Positions
2011 2008
The Staubach Company and Jones Lang LaSalle combine operations
Largest merger in JLL history transforms U.S. local markets position
King Sturge (est. 1760) and Jones Lang LaSalle merge EMEA operations
Enhances strength and depth of service capabilities in the UK and EMEA
1760
14% compound annual revenue growth rate since 1999 merger between LaSalle Partners and JLW
1957
Jones Lang Wootton expands into Asia Pacific
2007
Jones Lang LaSalle acquires Meghraj Property Consultants Private Ltd. (est. 1995)
Establishes dominant market-leading position in India
5

Jones Lang LaSalle Growth in a Consolidating Industry
Commercial Real Estate Services
•
Corporate real estate decisions frequently
de-centralized
•
Fragmented competitive landscape with
several large regional players
•
Investor capital deployed within
countries/regions
•
Market share spread across numerous
niche/middle-market competitors
•
Clients moving towards centralized,
sophisticated global CRE decisions
•
Global service providers positioned for
growth in recovering markets
•
Investor capital flows cross-border to
capture opportunity
•
Market share trending to established
brands; new entrants continue
Jones Lang LaSalle
($ in millions)
6
(1)
Based on peak share price in each year
Americas 6x
EMEA 3x
Asia Pacific 5x
LIM 2x
(1)
~4x ~5x ~5x
$67
$340
2002 2012
Adjusted Operating
Income
$786
$3,836
2002 2012
Market Cap
$860
$3,640
2002 2012
Fee Revenue
2
0
1
3
2
0
0
2

Market Share Expansion Drives Growth and Cash Flow
(In millions, except EPS)
2010 2011 2012 Growth
Revenue $2,926 $3,585 $3,933 34%
Adjusted Net
Income
$166 $215 $245 48%
Adjusted
EBITDA
$337 $395 $436 29%
Adjusted
EPS
$3.77 $4.83 $5.48 45%
Market
Trends
Emerging markets
to lead global
expansion
Demand for
local and global
services
Outsourcing
growth
continues
Top asset
managers winning
investor mandates
Industry
consolidation
JLL Performance
7
(1)
Other Financing Activities include change in working capital, debt issue costs and share activity related to taxes on stock awards
Deferred
Acquisition
Obligations
23%
New
Acquisitions
32%
CapEx
23%
Dividends
4%
Other
Financing
Activities
8%
Co-Investment
10%
3-Year Cash from Earnings = $962M
(1)

2012 WORLD'S MOST ETHICAL COMPANIES WWW.ETHISPHERE.COM

FORTUNE WORLD'S MOST ADMIRED COMPANIES 2012

2012 The Global Outsourcing 100 IAOP

EUROMONEY Real Estate Awards 2009

2008 Global PERE Awards Global Firm of the Year

ENERGY STAR AWARD 2012 SUSTAINED EXCELLENCE

National Safety Council Proud Member

U.S. Green Building Council LEED Platinum USGBC

Jones Lang LaSalle

Leading Brand Well-Positioned for Growth
•
Capitalize on leading global markets positions for
improved transactional and annuity revenue
•
Continue Corporate Solutions leadership; capture
emerging sectors (e.g. Healthcare, Infrastructure)
•
Leverage LaSalle’s investment performance and
client loyalty for continued wins and capital raising
•
Pursue growth within G5 strategy and financial
objectives
8
Jones Lang LaSalle Opportunity 2012 Revenue = $3.9B
United
States 43%
United
Kingdom
13%
France 4%
Germany 3%
Other
Europe 10%
Australia 7%
Greater
China (incl.
Hong Kong)
6%
Japan 4%
India 3%
Singapore
2%
Other 5%

Global Growth Strategy

Jones Lang LaSalle Global Growth Strategy
G2 G1
G4 G3
G5
Connections
Build our local and regional
leasing and capital markets
businesses
Strengthen our winning
positions in Corporate
Solutions
Capture the leading
share of global capital
Grow LaSalle Investment
Management’s leadership
position
flows for investment sales
10

Leasing Trends and Expectations in Global Office Demand
Click here
to see the complete
JLL Global Markets Perspective
Note: 1 square meter 10.8 square feet
24 markets in Europe; 25 markets in Asia Pacific; 44 markets in the US.  Asia related to Grade A only.
Source: Jones Lang LaSalle, January 2013
Modest leasing activity growth expected in 2013
11
Net Absorption Trends
Leasing Volumes
•
Overall, 0-5% growth over 2012 expected in
2013 with momentum building in 2
nd
half
•
Americas growth estimates 0-5%
•
EMEA market recovery remains
constrained, flat to 2012
•
Asia Pacific demand is mixed, with full-year
expectations to be down 5-10% vs. 2012
16.2
16.0
21.1
4.6
-2.9
10.1
12.5
9.7
11.6
-
5
0
5
10
15
20
25
2005 2006 2007 2008 2009 2010 2011 2012 2013

($ in billions)
Global Capital Flows for Investment Sales
* EMEA: In US$ terms, unchanged in Euro terms.
Source: Jones Lang LaSalle, January 2013
Direct Commercial Real Estate Investment, 2005-2013
2013 volumes set to approach $500 billion, up 10-15%
Exceptional end to 2012
pushes full-year volumes
slightly ahead of 2011
12
+15-20%
-5%
+15%
0
50
100
150
200
250
300
350
Americas EMEA Asia Pacific
2005 2006 2007 2008 2009 2010 2011 2012 2013 Projection

JLL Leasing and Capital Markets Revenue
Leasing
*July 2008: Staubach Company acquired, annual
revenue = $375 million
Asia Pacific
EMEA
Americas
*May 2011: King Sturge acquired, annual revenue =
$260 million
Capital Markets
13
($ in millions) ($ in millions)
$241
$373
$500
$638
$760
$830
$227
$247
$173
$203
$236
$250
$125
$133
$108
$159
$192
$198
2007 2008* 2009 2010 2011 2012
$114
$61
$38
$84
$136
$169
$339
$196
$107
$141
$229
$235
$104
$60
$58
$81
$95
$109
2007 2008 2009 2010 2011* 2012
$593
$781
$753
$1,000
$1,188
$1,278
$557
$317
$203
$306
$460
$513
+13%
+9%

Corporate Solutions
JLL Service Offerings JLL Client Wins
Competitive
Advantages
Global
Position
Expertise across services & geographies to capitalize on market trends
Space
optimization
Portfolio
transparency
Energy
management
Transformational
outsourcing
14
Middle Market Large Corporates
Integrated
Facility
Management
Transaction
Advisory
Services
Project
Management
Lease
Administration
Labwell
Lab
Management
Energy &
Sustainability
Services
Strategic
Consulting
Corporate
Finance /
CMG
Client
Relationship
Management
Corporate
Retail
Services
Middle Market Large Corporates
Wins
48
Expansions
39
Renewals
47
Wins
58
Wins
62
Expansions
38
Renewals
41
Wins
51
0 50 100 150 200
2
0
1
1
2
0
1
2

($ millions)
2005 to 2012 Advisory Fees
LaSalle Investment Management
Global Financial
Crisis
Stabilized
Advisory Fees
Building Advisory Fees in
Healthy Markets
Competitive
Advantages
Diversified
global
platform
Proven performance history with long-standing client relationships
Core, Value Add,
Opportunistic,
Public Equity
300+
institutional
clients
Consistent client
services delivery
model
Financial backing
of well-capitalized
parent company
Current AUM by Fund Type
Q4 2012 AUM =
$47 B
($ in billions)
15
Separate
Accounts
$20.4
Fund
Management
$16.4
Public
Securities
$10.2
$128
$178
$245
$278
$242
$238
$245
$228
67%
47%
68%
78%
93% 92%
90%
88%
0%
20%
40%
60%
80%
100%
$0
$50
$100
$150
$200
$250
$300
$350
2005 2006 2007 2008 2009 2010 2011 2012
Advisory Fees
Advisory Fees as % of Revenue

Consolidating Industry Leads to JLL Opportunity
Transformative Results
The Staubach
Company
King Sturge Meghraj Trinity Funds
Management
Strategy Establish leading U.S. local
market tenant rep position
Strengthen local market
scale, particularly in the UK
Augment India corporate business
with leading local presence
Gain scale and credibility
in Australia for LaSalle
Purchase Price $613 million £197 million $60 million A$9 million
Payment
Structure
36% upfront;
64% deferred over 5 years
50% upfront;
50% deferred over 5 years
50% upfront:
50% deferred over 5 years
100% upfront
EBITDA
multiple
8.0x notional,
7.0x on PV basis
7.5x notional,
7.0x on PV basis
7.5x 4.0x
Strategic
Align with
G5 strategy
Enhance service
delivery for clients
Cultural
alignment
Meet
financial goals
Financial
Profit growth to
shareholders
Neutral to accretive
EBITDA multiples
EPS accretive within
12-18 months
Maintain investment
grade strength
16

Financial Overview

Consolidated 2012 Earnings Scorecard
Note: 2012 and 2011 adjusted for restructuring and intangible amortization.  See Appendix for U.S. GAAP results.
2012
Fee
Revenue
Adjusted
Net Income
$245M
Adjusted
EPS
$5.48
Adjusted
EBITDA
$436M
Adjusted EBITDA
Margin
12.0%
Gross revenue : $3.9B
18
2011
$215M $4.83 $395M 11.7% $3.4B
US GAAP: $164M US GAAP: $3.70 EBITDA: $339M EBITDA margin: 9.5% Gross Revenue: $3.6B
US GAAP: $208M US GAAP: $4.63 EBITDA: $391M EBITDA margin: 9.9%
•
Broad-based fee revenue increase of 10% in
local currency versus 2011
•
Solid Leasing performance and continued
growth in Property & Facility Management
•
2012 Adjusted EPS up 13% to $5.48
•
Market share growth and cost discipline
contributing to performance across the firm
2012 Highlights Revenue Contribution
$3.6B
Margin is calculated on a fee revenue basis.  See Appendix for calculation of fee revenue.
Americas
44%
EMEA
27%
Asia
Pacific
22%
LIM
7%

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Jones Lang LaSalle

2012 Real Estate Services Revenue
($ in millions; % change in local currency over FY 2011)
Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses).  Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs.
19
Leasing
$829.6 9% $250.0 11% $198.2 4% $1,277.8 9%
Capital Markets & Hotels $168.5 25% $235.1 5% $109.3 15% $512.9 13%
Property & Facility
Management
$458.7 32% $155.2 9% $398.4 10% $1,012.3 19%
    Fee Revenue
$375.0 15% $155.2 9% $319.9 13% $850.1 13%
Project & Development
Services
$182.9 4% $219.8 28% $83.5 6% $486.2 14%
Fee Revenue
$182.1 4% $106.5 16% $67.2 16% $355.8 9%
Advisory,
Consulting & Other
$107.0 9% $189.1 10% $86.1 6% $382.2 9%
Total RES Operating
Revenue
$1,746.7 15% $1,049.2 12% $875.5 9% $3,671.4 13%
Fee Revenue
$1,662.2 11% $935.9 9% $780.7 11% $3,378.8 10%
Americas EMEA Asia Pacific Total RES

2012 Highlights
•
Full-year fee revenue up 11% from 2011
•
Increases in both Capital Markets and
Leasing revenue outpaced the overall market
indicating gains in market share
•
Compensation expense accelerated by
elimination of the Stock Ownership Plan
(“SOP”) and Staubach acquisition payment in
Q4; Full-year 2012 EBITDA margin flat to 2011
after adjusting for these items
Americas Real Estate Services
2012
Segment
Profile
Fee Revenue
$1,662M
Operating Income
$168M
Operating Income
Margin
10.1%
EBITDA
$210M
EBITDA Margin
12.7%
YoY Growth: 11%
Note: Margin is calculated on a fee revenue basis. See Appendix for calculation of fee revenue. EBITDA margin for 2012 and 2011 would have been ~13.0% after adjusting 2012 compensation expense for the Staubach acquisition payment and adjusting 2011 compensation expense for the elimination of SOP.
20
2011
Revenue by Geography
$1,504M $163M 10.8% $201M 13.4%
Brazil 3%
Canada 2%
Mexico 1%
Other
Americas 2%
United
States
92%

EMEA Real Estate Services
2012
Segment
Profile
Fee Revenue
$936M
Adj. Operating
Income
$58M
Adj. Operating
Income Margin
6.2%
EBITDA
$75M
EBITDA Margin
8.0%
YoY Growth: 9%
Note: Operating income has been adjusted to exclude $5 million of King Sturge intangibles amortization.  Margin is calculated on a fee revenue basis.  See Appendix for calculation of fee revenue.
21
2011
2012 Highlights
•
Broad-based fee revenue increase of 9% in
local currency versus 2011 led by 16%
increase in Project & Development Services
revenue
•
Solid performance in large markets and
positive earnings contribution from previous
loss-makers (e.g. Netherlands, MENA)
•
EBITDA margin of 8.0% compared with 6.5%
in 2011 driven by management actions
throughout the year
Revenue by Geography
$888M $39M 4.4% $57M 6.5%
U.K. 41%
France 17%
Germany
12%
Russia 4%
Spain 4%
Netherlands
3%
Belgium 3%
Italy 2%
MENA 2%
Other EMEA
12%

Asia Pacific Real Estate Services
2012
Segment
Profile
Fee Revenue
$781M
Operating Income
$65M
Operating Income
Margin
8.4%
EBITDA
$78M
EBITDA Margin
10.0%
YoY Growth: 11%
22
2011
2012 Highlights
•
Fee revenue growth of 9% in local currency
vs. prior year despite decrease in overall
market activity
•
Winning Corporate Solutions business
continues to generate profitable, recurring
revenue
•
Strong finish with significant EBITDA margin
improvement in Q4 2012
Revenue by Geography
$713M $66M 9.3% $78M 11.0%
Australia
31%
Greater
China (inc.
Hong Kong)
26%
India 13%
Japan 14%
Singapore
6%
Thailand 2%
New Zealand
2%
Other
Asia
6%
Note: Margin is calculated on a fee revenue basis.  See Appendix for calculation of fee revenue.

LaSalle Investment Management
2012
Segment
Profile
Revenue
$285M
Operating Income
$72M
Operating Income
Margin
25.2%
EBITDA
$74M
EBITDA Margin
25.9%
Note: AUM data reported on a one-quarter lag.
YoY Growth: 12%
23
2011
$275M $57M 20.7% $60M 21.7%
2012 Highlights
•
Large incentive fees and equity earnings
reflect good performance for clients and
contributed to EBITDA margin of 25.9%
•
New mandates and strategic partnerships
gaining traction; AUM in separate accounts
up 14% vs. last year
•
$4.7 billion of capital invested in 2012
stabilizing advisory fees
•
Smaller incentive fees and equity earnings
expected for 2013
Separate Accounts $20.4
Fund Management $16.4
($ in billions)
Q4 2012 AUM = $47 Billion
U.K.
$14.5
Continental
Europe
$4.2
North
America
$11.2
Asia
Pacific
$6.9
Public
Securities
$10.2

Credit Facility
Capacity
$1.1B
Solid Cash Flows and Balance Sheet Position
2012 Key
Statistics
Cash from
Earnings
$335M
Total
Net Debt
$538M
Net Interest
Expense
$35.2M
Investment Grade
Ratings
Baa2
|
BBB-
2012 Highlights
($ in millions)
24
Cash Flows 2012 2011
Primary Uses
Capital Expenses
(1)
(95) (92)
New Acquisitions (28) (252)
Deferred Acquisition Obligations (144) (164)
Co-Investment (29) (46)
Dividends (18) (13)
Net Cash Outflows $   (314) $    (567)
Balance Sheet
Cash $     152 $      184
Short Term Borrowings 32 65
Credit Facility 169 463
Net Bank Debt $       49 $      344
LT Senior Notes 275 -
Deferred Acquisition Obligations 214 299
Total Net Debt $     538 $      643
•
Significant cash generation with $105 million of
net debt reduction
•
Issued $275 million, investment-grade 4.4%
Senior Notes
•
Accelerated $115 million of the final $156 million
Staubach deferred payment to December 2012
•
Strong Leasing performance resulted in
Staubach earn out of $36 million
(1)
Includes $12 million in 2012 of investments in a joint-venture entity required to be consolidated under U.S. GAAP, but are offset in
Financing Activities on the statement of cash flows. Net of this JV gross-up and cash received from tenant improvement allowances, cash spent on capital expenditures was $80 million.
- Diversified funding sources and extended maturities until 2022
- $5 million paid in 2012, $31 million to be paid in H1 2013 and recorded in Deferred Acquisition Obligations as of 12/31/12
- Remaining $41 million to be paid as previously scheduled

Continuing growth in corporate
outsourcing
On-going industry consolidation
trends continue
Key Takeaways
JLL
Integrated
global
services
Industry leading
research and
market expertise
Superior client
relationship
management
Strong
brand
Investment-grade
balance sheet
JLL actions for continued success Optimism returning to global markets
Steady institutional capital flows
into global real estate
Leverage global positions to grow market share
and continue client success in local markets
Increase productivity and manage costs to
improve margin
Maintain financial strength and flexibility to
respond to opportunities and challenges
Continue to invest selectively and strategically
to capitalize on market consolidation
25

Appendix

as of Q4 2012
Leasing Values
Source: Jones Lang LaSalle
Rental Value
growth slowing
Rental Value
growth
accelerating
Rental Values
bottoming out
Rental Values
falling
Madrid
Istanbul, Johannesburg,
Mumbai, New York,
Chicago, Brussels,
Dubai, Frankfurt
Amsterdam, Beijing,
Paris, Shanghai
Milan
Seoul
Berlin
London,
Houston
Dallas, London
Washington DC
Boston
Sao Paulo, Stockholm
Hong Kong,
Singapore
Moscow, Sydney
Los Angeles, Mexico City, Tokyo
Asia Pacific
EMEA
Americas
as of Q4 2012
Capital Values
Capital Value
growth slowing
Capital Value
growth
accelerating
Capital Values
bottoming out
Capital Values
falling
Milan
Madrid
Brussels, Seoul
Hong Kong, Paris,
Shanghai
Amsterdam, Beijing,
Boston, Chicago, Los
Angeles, New York,
Shanghai
Sao Paulo
Dallas
Toronto
Mexico City,
Sydney
Moscow
Washington DC
Stockholm
Frankfurt
Berlin
London
Tokyo
Mumbai
Houston
JLL Property Clocks
27
San Francisco
Toronto
San Francisco
SM

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Jones Lang LaSalle

FY 2012 Real Estate Services Revenue
($ in millions; % change in USD over FY 2011)
Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses).  Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs.
28
Leasing
$829.6 9% $250.0 6% $198.2 3% $1,277.8 7%
Capital Markets & Hotels $168.5 24% $235.1 3% $109.3 15% $512.9 12%
Property & Facility
Management
$458.7 31% $155.2 5% $398.4 9% $1,012.3 17%
    Fee Revenue
$375.0 14% $155.2 5% $319.9 12% $850.1 12%
Project & Development
Services
$182.9 3% $219.8 21% $83.5 3% $486.2 10%
Fee Revenue
$182.1 2% $106.5 11% $67.2 13% $355.8 7%
Advisory,
Consulting & Other
$107.0 9% $189.1 6% $86.1 6% $382.2 7%
Total RES Operating
Revenue
$1,746.7 15% $1,049.2 8% $875.5 7% $3,671.4 11%
Fee Revenue
$1,662.2 11% $935.9 5% $780.7 10% $3,378.8 8%
Americas EMEA Asia Pacific Total RES

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JONES LANG LASALLE

Q4 2012 Real Estate Services Revenue
($ in millions; % change in USD over December QTD 2011)
Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses).  Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs.
Leasing
$278.9 8% $83.7 3% $76.6 11% $439.2 7%
Capital Markets & Hotels $59.4 23% $94.9 8% $40.1 82% $194.4 12%
Property & Facility
Management
$133.2 13% $42.4 0% $108.3 7% $283.9 9%
Fee Revenue
$111.1 10% $42.4 0% $88.9 13% $242.4 9%
Project & Development
Services
$51.9 4% $64.5 25% $26.8 28% $143.2 13%
Fee Revenue
$51.7 4% $30.5 6% $19.2 21% $101.4 3%
Advisory,
Consulting & Other
$31.5 3% $66.8 7% $26.5 17% $124.8 8%
Total RES Operating
Revenue
$554.9 9% $352.3 4% $278.3 18% $1,185.5 9%
Fee Revenue
$532.6 8% $318.3 0% $251.3 20% $1,102.2 8%
Americas EMEA Asia Pacific Total RES
29

Fee Revenue / Expense Reconciliation
•
Reimbursable vendor, subcontractor and out-of-pocket costs reported as revenue and expense in JLL financial statements have been steadily increasing
•
Margins diluted as gross accounting requirements increase revenue and costs without corresponding profit
•
Business managed on a “fee” basis to focus on margin expansion in the base business
($ in millions)
2012 2011
Consolidated Revenue 3,932.8 $ 3,584.5 $
Consolidated Operating Expenses 3,598.0    3,277.2
Adjusted Operating Income Margin 8.6% 8.9%
Gross Contract Costs:
Property & Facility Management 83.7 20.4
Project & Development Services 0.8 0.5
Total Gross Contract Costs 84.5 20.9
Property & Facility Management -            -
Project & Development Services 113.3 85.7
Total Gross Contract Costs 113.3 85.7
Property & Facility Management 78.5 82.3
Project & Development Services 16.3 21.6
Total Gross Contract Costs 94.8 103.9
Consolidated Fee Revenue 3,640.2 $ 3,374.0 $
Consolidated Fee-based Operating Expenses 3,305.4 $ 3,066.7 $
Adjusted Operating Income Margin (fee based) 9.3% 9.4%
YTD
Asia Pacific
Americas
EMEA
30
Note: Consolidated revenue and fee revenue exclude equity earnings (losses).  Restructuring and acquisition charges are excluded from operating expenses.  Restructuring and acquisition charges as well as intangible amortization related to the King
Sturge acquisition are excluded from operating expenses when calculating adjusted operating income margin.

Reconciliation of GAAP Net Income to Adjusted Net Income
Twelve Months Ended
December 31,
($ in millions)
2012 2011 2010
GAAP Net income attributable to common shareholders $    207.6 $    164.0 $      153.5
Shares (in 000s) 44,799 44,367 44,084
GAAP earnings per share $      4.63 $      3.70 $        3.48
GAAP Net income attributable to common shareholders $    207.6 $    164.0 $      153.5
Restructuring and acquisition charges, net 34.1 41.9 4.9
Intangible amortization, net 3.7              8.6 -
Non-cash co-investment charges, net - - 7.9
Adjusted net income $   245.4 $    214.5 $       166.3
Shares (in 000s) 44,799 44,367 44,084
Adjusted earnings per share $     5.48 $    4.83 $         3.77
and Earnings per Share
31

Reconciliation of Operating Income to Adjusted Operating
Income and GAAP Net Income to Adjusted EBITDA
Twelve Months Ended
December 31,
($ in millions)
2012 2011 2010
Operating Income $289.4 $251.2 $260.7
Restructuring and acquisition charges 45.4 56.1 6.4
Intangible amortization 4.9 11.5 -
Non-cash co-investment charges - - 10.4
Adjusted Operating Income $339.7 $318.8 $277.5
GAAP Net income attributable to common
shareholders $207.6 $  164.0 $  153.5
Interest expense, net of interest income 35.2 35.6 45.8
Provision for income taxes 69.2              56.4              49.0
Depreciation and amortization 78.8 82.8 71.6
EBITDA $390.8 $338.8       $319.9
Restructuring and acquisition charges 45.4 56.1 6.4
Non-cash co-investment charges - - 10.4
Adjusted EBITDA $436.2 $394.9           $336.8
32

Forward-looking statements
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33
Statements in this presentation regarding, among other things, future financial results and performance, achievements, plans and objectives and dividend payments may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of Jones Lang LaSalle to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include those discussed under “ Business, ” “Risk Factors,” “Management’s
Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and Qualitative
Disclosures about Market Risk,” “Cautionary Note Regarding Forward-Looking Statements” and
elsewhere in Jones Lang LaSalle’s Annual Report on Form 10 -K for the year ended December 31, 2012 and in other reports filed with the Securities and Exchange Commission. There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by the Company’s Board of Directors.
Statements speak only as of the date of this presentation. Jones Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Jones Lang LaSalle’s expectations or results, or any change in events.